UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2017

SIRRUS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-199818	81-4158931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11340 Lakefield Drive, Suite 200, Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 263-7622

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06. Change in Shell Company Status.

As previously reported by Sirrus Corp., a Nevada corporation (the “Company”), under Item 1.01 of Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 2, 2017 (the “May 2, 2017 Form 8-K”), on April 26, 2017 (the “Effective Date”), Sirrus Security, Inc., a Georgia corporation and wholly-owned subsidiary of the Company (“Sirrus Security”), entered into an Independent Contractor Agreement (the “Agreement”) with American Academy Holdings LLC, a North Carolina limited liability company d/b/a Healthicity (“Healthicity”), pursuant to which Healthicity engaged Sirrus Security to perform the following services to Healthicity and its clients (collectively, the “Services”), including, but not limited to the following:

1.	Penetration Testing: Network Discovery, exploration, vulnerability Assessment & Reporting.
2.	Risk Analysis: Technical Assessment and configuration review and Security Testing and Evaluation

After the in-depth penetration and risk analysis, Sirrus Security will provide key findings to Healthicity, including a high-level overview, an inventory of identified systems, ports, software versions, and vulnerabilities that may pose a risk, and a detailed report containing serious vulnerabilities with impacts, descriptions, and recommendations.

The term of the Agreement commenced on the Effective Date. Healthicity may terminate the Agreement at any time without cause effective upon five (5) working days' prior written notice to Sirrus Security. In addition, Healthicity may terminate the Agreement effective immediately if Sirrus Security is convicted of any crime or offense, fails or refuses to comply with the written policies or reasonable directive of Healthicity, is guilty of serious misconduct in connection with performance hereunder, violates HIPAA Privacy or materially breaches provisions of this Agreement.

Under the Agreement, in connection with the Services, Sirrus Security will have responsibilities with respect to the Use and/or Disclosure of Protected Health Information (“PHI”) as mandated by the Privacy Standards (45 C.F.R. Parts 160 and 164), Electronic Transactions Standards (45 C.F.R. Parts 160 and 162), and Security Standards (45 C.F.R. Parts 160, 162 and 164) promulgated under the Administrative Simplifications subtitle of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) as well as the data breach notification requirements as promulgated under the American Recovery and Reinvestment Act of 2009 (“ARRA”).

Prior to the Agreement, the Company was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). As a result of the Agreement and the commencement of performing its obligations thereunder on the Effective Date, the Company ceased being a shell company as of the Effective Date.

In connection with the Company’s ceasing to be a “shell company” and exiting shell company status, the Company is required to provide certain information relating to its operations, business, and financial information, typically included in a Form 10 registration statement. Pursuant to the instructions related to “Item 5.06. Change in Shell Company Status” of a Current Report on Form 8-K, for purposes of this Current Report, we shall identify the filings in which certain information required to be disclosed as “Form 10 Information” is included instead of disclosing that information in this Current Report; provided, however, this Current Report shall supplement the information disclosed in such filings.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. In some cases, it is possible to identify forward-looking statements because they contain words such as “anticipates,” believes,” “contemplates,” “continue,” “could,” “estimates,” “expects,” “future,” “intends,” “likely,” “may,” “plans,” “potential,” “predicts,” “projects,” “seek,” “should,” “target” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Many factors could cause our actual operations or results to differ materially from the operations and results anticipated in those forward-looking statements. These factors include, but are not limited to:

•	our financial performance, including our history of operating losses;

•	our ability to obtain additional funding to continue our operations;

•	our ability to successfully develop and commercialize our products;

•	changes in the regulatory environments of the United States and other countries in which we intend to operate;

•	our ability to attract and retain key management and other personnel;

•	competition from new market entrants;

•	our ability to identify and pursue development of appropriate products; and

•	the other factors contained in the section entitled “Risk Factors” contained in this Current Report.

We have based the forward-looking statements contained in this Current Report primarily regarding our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions, and other factors including those described in the section of this Current Report entitled “Risk Factors.” Moreover, we operate in a rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein.

You should not rely on forward-looking statements as predictions of future events. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of those forward-looking statements, and we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

As used in this Current Report, the terms the “Company,” “we,” “us,” and “our” refer to the Company and Sirrus Security.

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Item 1. Business

Information about the business of the Company is incorporated by reference to “Item 1. Business” of the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2016 filed with the Commission on December 14, 2016 (the “Annual Report”); “Item 1.01. Entry into a Material Definitive Agreement” of the May 2, 2017 Form 8-K; and to “Item 1.01. Entry into a Material Definitive Agreement” of the Company’s Form 8-K filed with the Commission on May 12, 2017 (the “May 12, 2017 Form 8-K”).

Item 1A. Risk Factors

As a “smaller reporting company,” we are not required to provide the information required by this Item.

Item 2. Financial Information.

Supplementary Financial Information

As a “smaller reporting company,” we are not required to provide the information required by this Item.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Information incorporated by reference to “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations” of the Annual Report and “Part I - Item 2 Management's Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2017 filed with the Commission on April 14, 2017 (the “February 28, 2017 Form 10-Q”).

Quantitative and Qualitative Disclosures About Market Risk

As a “smaller reporting company,” we are not required to provide the information required by this Item.

Item 3. Properties.

Information incorporated by reference to “Item 2. Properties” of the Annual Report.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

Information incorporated by reference to “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Annual Report.

Item 5. Directors and Executive Officers.

Information incorporated by reference to “Item 10. Directors, Officers and Corporate Governance” of the Annual Report.

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Item 6. Executive Compensation.

Information incorporated by reference to “Item 11. Executive Compensation” of the Annual Report.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

Information incorporated by reference to “Item 13. Certain Relationships and Related Transactions, and Director Independence” of the Annual Report.

Item 8. Legal Proceedings.

We know of no existing or pending legal proceedings against us, nor are we involved as a plaintiff in any proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our company. From time to time, we may become involved in various lawsuits and legal proceedings, which arise, in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Stockholders Matter.

Information incorporated by reference to “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” of the Annual Report.

The Securities and Exchange Commission (the “SEC”) has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or quotation system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker’s or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of securities’ laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type, size and format, as the SEC shall require by rule or regulation. The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with: (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a suitably written statement.

Our Common Stock is a penny stock. The penny stock disclosure requirements could have the effect of reducing the trading activity in the secondary market for our Common Stock. Therefore, if our Common Stock becomes subject to the penny stock rules, stockholders may have difficulty selling those securities.

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Item 10. Recent Sales of Unregistered Securities.

Information incorporated by reference to “Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities” under “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” of the Annual Report.

Item 11. Description of Registrant’s Securities to be Registered.

Common Stock

Our authorized capital stock consists of 200,000,000 shares of Common Stock, par value $0.00001 per share. Our common shares are quoted on the OTC Markets under the symbol “SRUP”. Our stock was listed for quotation on July 28, 2015. The first trade of our shares occurred on October 31, 2016.

We have 35,763,339 shares of our Common Stock issued and outstanding as the date of this Current Report and held by two holders of record.

Holders of our Common Stock are entitled to one vote for each share in the election of directors and on all matters submitted to a vote of stockholders. There is no cumulative voting in the election of directors.

The holders of the Common Stock are entitled to receive dividends, when and as declared, from time to time, by our board of directors, in its discretion, out of any assets of the Company legally available.

Upon the liquidation, dissolution or winding up of the Company, the remaining assets of the Company available for distribution to stockholders will be distributed among the holders of Common Stock, pro rata based on the number of shares of Common Stock held by each.

Holders of Common Stock generally have no pre-emptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are, when issued, fully paid and non-assessable.

Pre-emptive Rights

No holder of any shares of our Company stock has pre-emptive or preferential rights to acquire or subscribe for any unissued shares of any class of stock or any unauthorized securities convertible into or carrying any right, option or warrant to subscribe for or acquire shares of any class of stock not disclosed herein.

Non-cumulative Voting

Holders of shares of our Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

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Preferred Stock

We have an authorized class of preferred stock consisting of 100,000,000 shares of preferred stock with par value of $0.00001. No shares of preferred stock are currently issued and outstanding.

Dividend Policy

As of the date of this prospectus, we have not declared or paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of our Board of Directors and will depend upon our earnings, if any, our capital requirements and financial position, our general economic conditions and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings in our business operations.

Share Purchase Warrants and Options

As of the date of this Prospectus there are no share purchase warrants or options issued and outstanding.

Convertible Securities

We have not issued any securities convertible into shares of our Common Stock or granted any rights convertible or exchangeable into shares of our Common Stock.

Rule 144 Restrictions on Resale

Prior to the Agreement with Healthicity, we were considered a “shell company” within the meaning of Rule 12b-2 under the Exchange Act, in that we currently have nominal operations and nominal assets other than cash. Rule 144 promulgated under the Securities Act, which permits the resale of the shares of Common Stock, subject to various terms and conditions, is not available until one year has elapsed since the filing of this Form 8-K containing “Form 10 information” and only if we are current in meeting our SEC filing requirements. As a result, your ability to sell your shares may be limited.

Anti-Takeover Provisions

Stockholders’ rights and related matters are governed by Nevada corporate law, our articles of incorporation and our bylaws. Certain provisions of the Nevada Revised Statutes may discourage or have the effect of delaying or deferring potential changes in control of the Company. The cumulative effect of these terms may be to make it more difficult to acquire and exercise control of the Company and to make changes in management. Furthermore, these provisions may make it more difficult for stockholders to participate in a tender or exchange offer for Common Stock and in so doing may diminish the market value of the Common Stock.

One of the effects of the existence of authorized but unissued shares of our Common Stock may be to enable our board of directors to render it more difficult or to discourage an attempt to obtain control of the Company and thereby protect the continuity of or entrench our management, which may adversely affect the market price of our Common Stock. If in the due exercise of its fiduciary obligations, for example, our board of directors were to determine that a takeover proposal were not in the best interests of the Company, such shares could be issued by the board of directors without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting bloc in institutional or other hands that might support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

Our bylaws provide that special meetings of stockholders may be called only by our board of directors, the chairman of the board, or our president, or as otherwise provided under Nevada law.

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Stock Transfer Agent

Our stock transfer agent is:

Action Stock Transfer Corporation

2469 E. Fort Union Blvd., Suite 214

Salt Lake City, UT 84121

Telephone: (801) 274-1088 Fax: (801) 274-1099

www.actionstocktransfer.com

Email: mailto:action@actionstocktransfer.com

Item 12. Indemnification of Directors and Officers.

Our Articles of Incorporation and Bylaws provide that we will indemnify an officer, director, or former officer or director, to the full extent permitted by law. We have been advised that in the opinion of the Commission indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction. We will then be governed by the court's decision.

Item 13. Financial Statements and Supplementary Data.

Incorporated by reference to “Item 8. Financial Statements and Supplementary Data” of the Annual Report and “Item 1. Financial Statements” of the February 28, 2017 Form 10-Q.

Item 14. Changes in and Disagreements with Accountants on Accounting Financial Disclosure.

Information incorporated by reference to “Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure” of the Annual Report.

Item 15. Financial Statements and Exhibits.

As noted above, the Company’s financial statements are incorporated by reference to “Item 8. Financial Statements and Supplementary Data” of the Annual Report and “Item 1. Financial Statements” of the February 28, 2017 Form 10-Q.

Exhibits that would be required by this item are incorporated by reference “Item 15. Exhibits, Financial Statement Schedules” of the Annual Report, and “Item 9.01. Financial Statements and Exhibits” of the Company’s May 2, 2017 Form 8-K and May 12, 2017 Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRRUS CORP.

Date: May 18, 2017	By:	/s/ Sparrow Marcioni
	Name:	Sparrow Marcioni
	Title:	Chief Executive Officer, President, Secretary & Treasurer

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